UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2009

TRIMEX EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153641	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2200 - 1177 West Hastings Street, Vancouver, BC, Canada V6E 2K3
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.647.0630

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective September 1, 2009, Trimex Exploration Inc. (the “Registrant”) dismissed Moore and Associates Chartered as its independent principal accountant upon being informed that on August 27, 2009 the Public Company Accounting Oversight Board (“PCAOB”) had revoked the registration of Moore & Associates because of violations of: PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a Board investigation. Effective October 25, 2009, the board of directors of the Registrant determined to engage the accounting firm of Saturna Group Chartered Accountants LLP, as its new independent principal accountant. The decision to dismiss Moore and Associates and to appoint Saturna Group was recommended by the Registrant’s board of directors, which acts as its audit committee.

Moore & Associates’ report on the Registrant’s financial statements for the period from inception on January 16, 2008 to June 30, 2008 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Registration Statement on Form S-1 (333-153641) for the period from inception on January 16, 2008 to June 30, 2008 (the “Registration Statement”) included a going concern qualification in the Registrant's audited financial statements.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore & Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore & Associates’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements. During the Registrant’s two most recent fiscal years, and in the subsequent interim periods through the date of dismissal of Moore & Associates, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) with Moore & Associates.

The Registrant has requested that Moore & Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore & Associates, Chartered did not respond to the Registrant’s request.

(b) On October 25, 2009, the Registrant engaged Saturna Group Chartered Accountants LLP as its independent accountant. During the two most recent fiscal years and the subsequent interim periods through the date of appointment, the Registrant has not consulted with Saturna Group regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Saturna Group provided to us a written report or oral advice that Saturna Group concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, the Registrant has not consulted with Saturna Group regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided a copy of the disclosures in this report to Saturna Group and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Saturna Group has advised that it does not intend to furnish such a letter to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMEX EXPLORATION INC.

/s/ Aaron Ui
Aaron Ui
President

Date: October 28, 2009